UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported):
March 5, 2010

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

81 Wyman Street Waltham, Massachusetts		02451
(Address of principal executive offices)		(Zip Code)
(781) 622-1000
(Registrant’s telephone
number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Form of Thermo Fisher Scientific Inc.'s March 2010 Restricted Stock Unit Agreement
EX-10.2 Form of Thermo Fisher Scientific Inc.'s March 2010 Performance Restricted Stock Unit Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers
     On March 5, 2010, in connection with the Company’s annual equity grant to employees, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Thermo Fisher Scientific Inc. (the “Company”) took the following actions relating to executive compensation, including for the Company’s named executive officers:
     Stock Options — Approval of Grant for March 5, 2010. The Compensation Committee granted stock options to Peter M. Wilver, Alan J. Malus and Seth H. Hoogasian, under the Company’s 2008 Stock Incentive Plan. The stock option grants are evidenced by the Company’s standard form of Stock Option Agreement for officers, a copy of which is on file with the SEC. Certain of the options (a) vest in equal annual installments over the four-year period commencing on the first anniversary of the date of grant (i.e., the first 1/4 of the stock option grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), (b) have an exercise price equal to the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant, and (c) have a term of 7 years from such date. Certain of the options (a) vest in equal annual installments over the four-year period commencing on the second anniversary of the date of grant (i.e., the first 1/4 of the stock option grant would vest on the second anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions), (b) have an exercise price equal to the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant, and (c) have a term of 7 years from such date. The stock option grants approved by the Compensation Committee for the named executive officers are set forth in the table below.
     Restricted Stock Units — Approval of Grants for March 5, 2010. The Compensation Committee granted time-based restricted stock units to Messrs. Wilver, Malus and Hoogasian, under the Company’s 2008 Stock Incentive Plan. The time-based restricted stock unit grants are evidenced by the Company’s form of Restricted Stock Unit Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1. The time-based restricted stock units vest in equal annual installments over the three-year period commencing on the date of grant (i.e., the first 1/3 of a restricted stock unit grant would vest on the first anniversary of the date of grant) so long as the executive officer is employed by the Company on each such date (subject to certain exceptions).
     The Compensation Committee also granted performance-based restricted stock units to Messrs. Wilver, Malus and Hoogasian, under the Company’s 2008 Stock Incentive Plan. The performance-based restricted stock units are evidenced by the form of Performance Restricted Stock Unit Agreement which is filed with this Current Report on Form 8-K as Exhibit 10.2. In connection with the awards of performance-based restricted stock units, the Compensation Committee adopted as a performance goal the measure Company stock price. The number of performance-based restricted stock units to be earned is based on the Company’s total shareholder return for the applicable measurement period, relative to the performance of the S&P 500 Industrials Index for the same period, assuming continued employment, subject to certain exceptions. The vesting of the performance-based restricted stock unit awards is as follows: up to fifty percent (50%) of the maximum restricted stock units would vest on the day the Compensation Committee certifies the performance level achieved for the first measurement period (January 1, 2010 through June 30,

2011), and up to fifty percent (50%) of the maximum restricted stock units would vest on the day the Compensation Committee certifies the performance level achieved for the second measurement period (January 1, 2010 through December 31, 2012), less the amount of restricted stock units that vested in connection with the first measurement period (but not less than zero), so long as the executive officer is employed by the Company on each such date (subject to certain exceptions).
     The time-based restricted stock unit grants and the minimum, target and maximum number of achievable performance-based restricted stock unit grants approved by the Compensation Committee for the Company’s named executive officers are set forth in the table below.

			Securities
			Underlying
		Securities	March 5, 2010	Securities Underlying March 5,
	Securities	Underlying	Time-Based	2010 Performance-Based
	Underlying March 5,	March 5, 2010	Restricted Stock	Restricted Stock Unit Grant
Name	2010 Option Grant(1)	Option Grant(2)	Unit Grant	Minimum	Target	Maximum
Marc N. Casper	—	—	—	—	—	—
President and Chief Executive Officer(3)

Peter M. Wilver	50,700	18,100	10,900	0	10,600	16,960
Senior Vice President, Chief Financial Officer

Alan J. Malus	53,300	29,000	11,600	0	11,200	17,920
Senior Vice President

Seth H. Hoogasian	24,300	7,250	5,200	0	5,100	8,160
Senior Vice President, General Counsel and Secretary

Marijn E. Dekkers	—	—	—	—	—	—
Former President and Chief Executive Officer(4)

(1)	Options vest in equal annual installments over the four-year period commencing on the first anniversary of the date of grant.

(2)	Options vest in equal annual installments over the four-year period commencing on the second anniversary of the date of grant.

(3)	Mr. Casper was awarded stock options, and time-based and performance-based restricted stock units in November 2009, in connection with his appointment as President and Chief Executive Officer.

(4)	Mr. Dekkers resigned from the Company on September 15, 2009, effective October 15, 2009.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Form of Thermo Fisher Scientific Inc.’s March 2010 Restricted Stock Unit Agreement

10.2	Form of Thermo Fisher Scientific Inc.’s March 2010 Performance Restricted Stock Unit Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 10th day of March, 2010.

THERMO FISHER SCIENTIFIC INC.
By:	/s/ Seth H. Hoogasian
Seth H. Hoogasian
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Thermo Fisher Scientific Inc.’s March 2010 Restricted Stock Unit Agreement

10.2	Form of Thermo Fisher Scientific Inc.’s March 2010 Performance Restricted Stock Unit Agreement